                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                            TRAVELERS TARGET MATURITY
                                       TTM


                                POWER OF ATTORNEY



            KNOW ALL MEN BY THESE PRESENTS:


            That I, J. ERIC DANIELS of Farmington, Connecticut, Director, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of October 1999.

                                 /s/ J. Eric Daniels
                                 Director, President and Chief Executive Officer The Travelers Insurance Company

                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                            TRAVELERS TARGET MATURITY
                                       TTM


                                POWER OF ATTORNEY



            KNOW ALL MEN BY THESE PRESENTS:


            That I, JAY S. BENET of West Hartford, Connecticut, Director, Senior Vice President and Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of October 1999.

                                         /s/ Jay S. Benet
                                         Director, Senior Vice President
                                         Chief Financial Officer,
                                         Chief Accounting Officer and Controller
                                         The Travelers Insurance Company

                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                            TRAVELERS TARGET MATURITY
                                       TTM


                                POWER OF ATTORNEY



            KNOW ALL MEN BY THESE PRESENTS:


            That I, George C. Kokulis of Simsbury, Connecticut, Director and Executive Vice President of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October 1999.

                                           /s/ George C. Kokulis
                                           Director and Executive Vice President
                                           The Travelers Insurance Company

                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                            TRAVELERS TARGET MATURITY
                                       TTM


                                POWER OF ATTORNEY



            KNOW ALL MEN BY THESE PRESENTS:


            That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of October 1999.

                                                 /s/ Katherine M. Sullivan
                                                 Director
                                                 The Travelers Insurance Company